UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported) February 16, 2005

                             Commerce Bancorp, Inc.
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             (Exact Name of Registrant as Specified in Its Charter)

 New Jersey                         1-12069                    22-2433468
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(State or other               (Commission File Number)       (IRS Employer
jurisdiction of                                              Identification No.)
incorporation)


           Commerce Atrium, 1701 Route 70 East, Cherry Hill, NJ 08034
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               (Address of principal executive offices) (Zip Code)

        Registrant's telephone number, including area code (856) 751-9000
                                                           --------------
                                 Not Applicable
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          (Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
         CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 8.01. Other Events
           ------------

On February 15, 2005 the Registrant issued a press release announcing a two-for-one stock split. A copy of the press release is attached as Exhibit 99.1 to this report.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                  COMMERCE BANCORP, INC.


Date:   February 16, 2005         By: /s/ Douglas J. Pauls
                                  --------------------------------------
                                  Name:  Douglas J. Pauls
                                  Title: Senior Vice President and Chief
                                  Financial Officer


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